Taxation	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Taxation
Note 10: Taxation
The components of tax (benefit) expense for 2019 and 2018 are as follows:

	Year ended December 31,

	2019	2018
Current tax expense	197	308
Deferred tax benefit	(1,395)	(172)
Total tax (benefit ) expense	(1,198)	136
Taxes on items recognized in “Other comprehensive income (loss)” or directly in equity in 2019 and 2018 are as follows:

	Year ended December 31,

	2019	2018
Deferred tax (benefit) expense on actuarial (losses) gains on defined benefit plans	(12)	22
Deferred tax benefit on share of other comprehensive loss in equity method investments - may be subsequently reclassified to net earnings	(7)	(5)
Deferred tax benefit on share of other comprehensive loss in equity method investments - will not be reclassified to net earnings	(2)	(14)
Deferred tax (benefit) expense on share-based payments	(8)	4
Current tax benefit on share-based payments	(20)	(15)

Items affecting tax expense for 2019 and 2018
In December 2019, the Company reorganized the operations of certain foreign affiliates that were subject to different tax rates, which resulted in an increase in the tax basis of the reorganized business to the acquiror and a related tax benefit of $1.2 billion. The Company recognized a $1.2 billion deferred tax asset, which it expects to realize in subsequent periods, based on the historical and expected future profitability of the reorganized business. The 2018 period included a $130 million charge in current tax expense and a $40 million deferred tax benefit associated with the separation of Financial & Risk from the rest of the Company.
Below is a reconciliation of income taxes calculated at the Canadian corporate tax rate of 26.5% to the tax (benefit) expense for 2019 and 2018:

	Year ended December 31,

	2019	2018
Income before tax	372	300
Income before tax multiplied by the standard rate of Canadian corporate tax of 26.5%	99	80
Effects of:
Income taxes recorded at rates different from the Canadian tax rate	(152)	(126)
Tax losses for which no benefit is recognized	1	3
Reorganization of certain foreign affiliate operations	(1,197)	-
Net non-deductible (non-taxable) foreign exchange and other losses (gains)	42	(100)
Impact of disposals of businesses	(66)	-
Tax on restructuring activities associated with the Financial & Risk transaction	-	207
Provision for uncertain tax provisions (1)	(46)	229
Derecognition of tax losses that arose in prior years (1)	88	-
Recognition of tax losses that arose in prior years (1)	(29)	(159)
Impact of tax law changes	52	5
Research and development credits	(6)	(9)
Other adjustments related to prior years	3	(2)
Withholding taxes	3	1
Other differences	10	7
Total tax (benefit) expense	(1,198)	136
(1) In 2019, a portion of the amounts were reversed due to changes in facts and tax regulations. The recognition and derecognition of tax losses primarily impacted deferred tax (benefit) expense in both years. In 2018, the amounts
i
nclude impacts of the Financial & Risk transaction and uncertainties related to the U.S. Tax Cuts and Jobs Act of 2017. The provision was largely offset by the recognition of deferred tax assets for tax losses that arose in prior years that are available to mitigate various exposures.
The Company’s 2019 effective income tax rate on earnings from continuing operations was not meaningful due to the impact of the $1.2 billion tax benefit discussed above. In 2018, the effective income tax rate on earnings from continuing operations was 45.3%, which was higher than the Canadian corporate income tax rate due to $90 million of net charges associated with the separation of Financial & Risk from the rest of the Company. A 1% increase in the effective income tax rate would have decreased 2019 income tax benefit and decreased earnings from continuing operations by approximately $4 million.